UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2009

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Liberty Global, Inc. indirectly owns 100% of UPC Broadband Holding B.V. (UPC Broadband Holding). On May 6, 2009, UPC Broadband Holding and the existing Facility M and Facility N lenders under UPC Broadband Holding’s senior secured bank facility (as amended, the UPC Broadband Holding Bank Facility) agreed in principle to the terms under which (i) €1.67 billion ($2.23 billion at the May 5, 2009 exchange rate) of the existing Facility M commitments will be rolled into a new Facility S, a non-redrawable term loan facility denominated in euros and (ii) $500 million of the existing Facility N commitments will be rolled into a new Facility T, a non-redrawable term loan facility denominated in U.S. dollars.  The Facility M and Facility N lenders that have agreed to roll their commitments (the Rolling Lenders) will novate their existing Facility M and Facility N commitments to Liberty Global Europe B.V. (LG Europe), a direct subsidiary of UPC Broadband Holding, and will enter into the new Facility S or Facility T, as applicable. LG Europe is the initial lender under Facility S and Facility T and has entered into an Additional Facility S Accession Agreement and Additional Facility T Accession Agreement each dated May 6, 2009. LG Europe will novate its Facility S and Facility T commitments to the Rolling Lenders. The final maturity date for each of Facility S and Facility T is the earlier of (i) December 31, 2016 and (ii) October 17, 2013, the date falling 90 days prior to the date on which the UPC Holding Senior Notes due in 2014 are currently scheduled to fall due, if, on such date, such notes are outstanding in an aggregate amount of €250.0 million ($333.5 million at the May 5, 2009 exchange rate) or more.  Facility S will bear interest at a rate of EURIBOR plus 3.75%.  Facility T will bear interest at a rate of LIBOR plus 3.50%.  The completion of these transactions is subject to the execution of the applicable novation certificates by the relevant parties.

On May 22, 2009, Facility S was upsized by €30 million from €1.67 billion to €1.70 billion. An additional Facility M lender (the Rolling M Lender) novated its existing Facility M commitment aggregating €30 million to LG Europe and entered into Facility S. LG Europe was the initial lender under Facility S and entered into an Additional Facility S Accession Agreement dated May 22, 2009.  LG Europe novated its Facility S commitment to the Rolling M Lender.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name
4.1

Additional Facility S Accession Agreement, dated May 6, 2009, among UPC Financing Partnership, as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and LG Europe as the initial Additional Facility S Lender, under the UPC Broadband Holding Bank Facility. (incorporated by reference to Exhibit 4.1 to the original 8-K)

4.2

Additional Facility T Accession Agreement, dated May 6, 2009, among UPC Financing Partnership as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and LG Europe as the initial Additional Facility T Lender, under the UPC Broadband Holding Bank Facility. (incorporated by reference to Exhibit 4.2 to the original 8-K)

4.3

Additional Facility S Accession Agreement, dated May 22, 2009, among UPC Financing Partnership as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and LG Europe as the initial Additional Facility S Lender, under the UPC Broadband Holding Bank Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2009

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name
4.1

Additional Facility S Accession Agreement, dated May 6, 2009, among UPC Financing Partnership, as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and LG Europe as the initial Additional Facility S Lender, under the UPC Broadband Holding Bank Facility. (incorporated by reference to Exhibit 4.1 to the original 8-K)

4.2

Additional Facility T Accession Agreement, dated May 6, 2009, among UPC Financing Partnership as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and LG Europe as the initial Additional Facility T Lender, under the UPC Broadband Holding Bank Facility. (incorporated by reference to Exhibit 4.2 to the original 8-K)

4.3

Additional Facility S Accession Agreement, dated May 22, 2009, among UPC Financing Partnership as Borrower, UPC Broadband Holding B.V., Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and LG Europe as the initial Additional Facility S Lender, under the UPC Broadband Holding Bank Facility.